Exhibit 99.1

M A C  K  -  C  A  L  I     R  E  A  L  T  Y     C  O  R  P  O  R  A  T  I  O  N

NEWS RELEASE

For Immediate Release

Contacts:	Barry Lefkowitz	Ilene Jablonski
	Executive Vice President	Vice President, Marketing
	and Chief Financial Officer	(732) 590-1000
(732) 590-1000

MACK-CALI ANNOUNCES PUBLIC OFFERING OF SENIOR NOTES

Edison, New Jersey—April 10, 2012—Mack-Cali Realty Corporation (the “Company”) (NYSE: CLI) today announced that its operating partnership, Mack-Cali Realty, L.P. (the “Operating Partnership”), intends to commence a public offering of senior unsecured notes due 2022, subject to market and other customary conditions.  The notes are being offered under the Company’s and Operating Partnership’s joint shelf registration statement.  BofA Merrill Lynch, Citigroup and J.P. Morgan will act as joint book-running managers for the offering.

The proceeds from the issuance of these notes will be used for general corporate purposes, which may include repayment of outstanding borrowings under the Operating Partnership’s unsecured revolving credit facility and the purchasing or retiring of some of the Operating Partnership’s outstanding debt securities.

Upon issuance, the notes will be senior unsecured obligations of the Operating Partnership and will rank equally in right of payment with other existing and future senior unsecured indebtedness of the Operating Partnership.  The offering is being made only by means of a prospectus and related preliminary prospectus supplement, a copy of which may be obtained from Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, NY 11220, Attn: Prospectus Department, telephone: (877) 858-5407 or by e-mail at BATProspectusdept@citi.com; Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, NY 10080, Attn: Prospectus Department, telephone: (800) 294-1322 or by e-mail at dg.prospectus_requests@baml.com or from J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, attention: Investment Grade Syndicate Desk, or by telephone collect at 212-834-4355.  An effective registration statement and related prospectus is on file with the Securities and Exchange Commission (SEC), and a copy of the preliminary prospectus supplement, together with the prospectus, also will be available on the SEC’s website at www.sec.gov.  This news release does not constitute an offer to sell or a solicitation of any offer to buy such securities nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Mack-Cali:

Mack-Cali Realty Corporation is a fully-integrated, self-administered, self-managed real estate investment trust (REIT) providing management, leasing, development, construction and other tenant-related services for its class A real estate portfolio.

Additional Information:

Statements made in this press release may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

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